ENDORSEMENT NO. 1

Attaching to and forming part of the GUARANTY OF PERFORMANCE AND HOLD HARMLESS AGREEMENT by and between Hallmark Financial Services, Inc., a Nevada corporation, (hereinafter referred to as Guarantor ), and Skandia America Reinsurance Corporation, a Delaware corporation, (hereinafter referred to as Skandia).

IT IS AGREED, effective 12:01 a.m., Central Standard Time, September 1, 1996 that the participation of Skandia America Reinsurance Corporation will read as signed below and not as heretofore.

IT IS FURTHER AGREED, effective 12:01 a.m., Central Standard Time, July 1, 1997, that this Agreement is terminated and neither Guarantor nor Skandia shall have obligations under this Agreement subsequent to that date and time.

IN WITNESS WHEREOF, the parties hereto caused this Agreement to be executed in duplicate by:


Hallmark Financial Services, Inc.


By:  _____________________________

Its: _____________________________

Date:_____________________________


Odyssey Reinsurance Corporation


By:  _____________________________

Its: _____________________________

Date:_____________________________